Exhibit 10.89
PLEDGE AGREEMENT
     THIS PLEDGE AGREEMENT (the “Agreement”) dated as of January 18th, 2007, is made by EARTH BIOFUELS, INC., a Delaware corporation (“Pledgor”), whose address is 3001 Knox Street, Suite 403, Dallas, Texas 75205, in favor of TWO PONDS, INC., a Texas corporation, as Lender Representative (“Lender Representative”), for the benefit of the Lenders (as defined below).
R E C I T A L S
     A. Each of Steve Gilcrease, Brad Bryant and Two Ponds, Inc. (each a “Lender” and collectively, “Lenders”) has extended a Loan (individually a “Loan” and collectively the “Loans”) to Pledgor in the amount of $250,000, which Loans are evidenced by four notes, with each payable to each Lender in the amount of $250,000 (individually a “Note” and collectively, the “Notes”).
     B. Pledgor wishes to provide collateral security for the Secured Indebtedness (as hereinafter defined) in the form of a pledge of the Collateral (as hereinafter defined), as required by the Notes.
     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and the direct and indirect material benefit to be received by Pledgor by reason of the Notes, which benefit is hereby expressly acknowledged by Pledgor, Pledgor agrees as follows:
SECTION 1
DEFINITIONS
     1.1 Certain Terms. Each capitalized term used herein and defined in the Notes shall have the meaning assigned to it in the Notes, unless otherwise defined herein or the context otherwise requires. In addition, as used herein, the following terms shall, unless otherwise indicated, have the following meanings:
     “Code” means the Uniform Commercial Code as in effect in the State of Texas.
     “Collateral” means the assets and interests of Pledgor identified in Section 2.1 hereof.
     “Event of Default” has the meaning assigned to such term in Section 6.1.
     “Partnership” means (a) Trucker’s Corner, L.P., a Texas limited partnership, as such partnership exists or may hereinafter be restated, amended, or restructured, and (b) any partnership, joint venture, or corporation formed as a result of the restructure, reorganization, or amendment of any of such Partnership.
     “Partnership Agreement” means (a) that certain Certificate of Limited Partnership dated as of                      ,       , (b) that certain Agreement of Limited Partnership of Trucker’s Corner, L.P., dated as of May 18, 2005, as amended by that certain First Amendment to Agreement to Limited Partnership, dated as of March 31, 2006, and (c) all modifications, amendments, or restatements thereof.
     “Pledged Partnership Interests” means all of Pledgor’s partnership interests, whether general or limited, in form of equity or debt, in the Partnership, including, without limitation (a) all of Pledgor’s right, title, and interest now or hereafter accruing under the Partnership Agreement with respect to any interest now owned or hereafter acquired or owned by Pledgor in the Partnership, and (b) all distributions,
Pledge Agreement

proceeds, fees, preferences, payments, or other benefits, which Pledgor now is or may hereafter become entitled to receive with respect to such interests in the Partnership and with respect to the repayment of all loans now or hereafter made by Pledgor to the Partnership, and Pledgor’s undivided percentage interest in the assets of the Partnership.
     “Secured Indebtedness” shall have the meaning assigned to such term in Section 2.1(c) hereof.
     “Security Interests” means the pledge and security interests securing the Secured Indebtedness, including (a) the pledge and security interest in the Pledged Partnership Interests granted in this Agreement, and (b) all other security interests created or assigned as additional security for the Secured Indebtedness pursuant to the provisions of this Agreement.
     (b) Whenever the context so requires, the neuter gender includes the masculine and feminine, and the singular number includes the plural, and vice versa.
SECTION 2
COLLATERAL AND OBLIGATIONS
     2.1 Grant of Security Interest.
     (a) As collateral security for the Secured Indebtedness, Pledgor hereby pledges and grants to Lender Representative, for the benefit of Lenders, a first priority lien on and security interest in and to, and agrees and acknowledges that Lender Representative has and shall continue to have, a security interest in and to, and assigns, transfers, pledges, and conveys to Lender Representative, all of Pledgor’s right, title, and interest in and to the following described collateral (the “Collateral”) now owned or hereafter acquired, wherever located, howsoever arising or created, and whether now existing or hereafter arising, existing, or created:
     (i) the Pledged Partnership Interests and all rights of Pledgor with respect thereto and all proceeds, income, and profits therefrom;
     (ii) all of Pledgor’s distribution rights, income rights, liquidation interest, accounts, contract rights, general intangibles, notes, instruments, drafts, and documents relating to the Pledged Partnership Interests;
     (iii) to the extent attributable to the Pledged Partnership Interests, all promissory notes, notes receivable, accounts, accounts receivable, and instruments owned or held by Pledgor or, in which Pledgor owns or holds an interest, evidencing obligations of the Partnership;
     (iv) all liens, security interests, collateral, property, and assets securing any of the promissory notes, notes receivables, instruments, accounts receivable, and other claims and interests described in clause (iii) above;
     (v) all books, files, computer records, computer software, electronic information, and other files, records, or information relating to any or all of the foregoing; and
     (vi) all substitutions, replacements, products, proceeds, income, and profits arising from any of the foregoing, including, without limitation, insurance proceeds.
Pledge Agreement

     (b) The Security Interests are granted as security only and shall not subject Lender Representative, any of the Lenders, or any holder of the Secured Indebtedness to, or transfer or in any way affect or modify, any obligation or liability of Pledgor with respect to any of the Collateral.
     (c) The Collateral shall secure the following obligations, indebtedness, and liabilities (whether at stated maturity, by acceleration, or otherwise) (all such obligations, indebtedness, and liabilities being hereinafter sometimes called the “Secured Indebtedness”):
     (i) the Loans;
     (ii) the Obligations;
     (iii) all reasonable costs and expenses, including, without limitation, all reasonable attorneys’ fees and legal expenses, incurred by Lender Representative or the Lenders to preserve and maintain the Collateral, collect the obligations herein described, and enforce any of the Loan Documents; and
     (iv) all extensions, renewals, amendments, and modifications of any of the foregoing.
     2.2 Pledgor Remains Liable. Notwithstanding anything to the contrary contained herein, (a) Pledgor shall remain liable under the Partnership Agreement to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Lender Representative of any of its rights hereunder shall not release Pledgor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) Lender Representative or the Lenders shall not have any obligation or liability under the Partnership Agreement by reason of this Agreement, nor shall Lender Representative be obligated to perform any of the obligations or duties of Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.
SECTION 3
ISSUANCE OF WARRANTS
     3.1 Issuance of Warrants. Contemporaneously with the execution and delivery of the Notes and this Agreement, Pledgor has issued and delivered
     (a) to each Lender a warrant in the name of such Lender evidencing the right to acquire, upon the terms and conditions set forth therein, 125,000 shares of Pledgor’s common stock (“Note Shares”; the aggregate amount of all Note Shares being 375,000);
     (b) to the Lender Representative, three warrants, each in the name of a separate lender (the “Additional Shares Warrants”), evidencing the right to acquire, upon the terms and conditions set forth therein, 370,000 shares of Pledgor’s common stock (“Additional Shares”, together with the Note Shares, “Shares”; the aggregate amount of all Additional Shares being 2,000,000).
     3.2 Rights in Additional Shares. Each of Pledgor and the Lenders agrees to the following regarding the Additional Shares Warrants and the Additional Shares:
     (a) If all of the Loans and Obligations of Pledgor owing to each of the Lenders are paid in full on or before March 2, 2007 (the “Maturity Date”), the Lenders shall direct the Lender Representative
Pledge Agreement

to return the Additional Shares, or Additional Shares Warrants if such warrants have not been exercised, to Pledgor, endorsed without recourse to Pledgor.
     (b) If Pledgor fails to pay in full any of its Loans and Obligations owing to each of the Lenders are not paid on or before the Maturity Date, or if any other Event of Default hereunder shall occur the Lender Representative shall be authorized to distribute the Additional Shares, or Additional Shares Warrants related thereto if not previously exercised, to each Lender and each such Lender shall be entitled to retain such Additional Shares Warrants or Additional Shares, it being acknowledged and agreed that in such instance, such Additional Shares Warrants or Additional Shares shall constitute additional consideration for the extension by Lenders of the Loans.
     (c) Pledgor agrees and acknowledges that the issuance of the Additional Shares Warrants are not intended to be collateral or security for Pledgor’s Loans and Obligations owing to the Lenders. However, in the event the Additional Shares Warrants or Additional Shares are ever deemed or determined to constitute collateral or security by a court, Lender hereby pledges and grants to Lender Representative, for the benefit of Lenders, a first priority lien on and security interest in and to such Additional Shares Warrants and related Additional Shares. In that event, the definition of “Collateral” hereof shall be deemed to include Lender Representative’s lien on and security interests in the Additional Shares Warrants and the Additional Shares, and all applicable provisions hereof shall apply thereto.
     3.2 Representations and Warranties Regarding the Additional Shares. Pledgor represents and warrants to Lender Representative and the Lenders as follows:
     (a) The Note Shares and the Additional Shares have been duly authorized and issued and are fully paid and non-assessable, and free and clear of any liens other than the liens, if any, created hereunder.
     (b) Pledgor has all corporate power and authority to issue and deliver the Note Shares and Additional Shares to the Lenders.
SECTION 4
REPRESENTATIONS AND WARRANTIES
     Pledgor hereby represents and warrants to Lender Representative and the Lenders as follows:
     (a) Pledgor is the sole legal and beneficial owner of good and indefeasible title to the Pledged Partnership Interest in the Partnership. Pledgor has good and indefeasible title to the Pledged Partnership Interests and other Collateral free and clear of any Lien except for the Security Interests created by this Agreement and has all necessary authority to pledge, sell, transfer, and assign the Pledged Partnership Interests and other Collateral as provided herein, and such assignment and transfer, and any subsequent foreclosure or other realization upon the Pledged Partnership Interests or other Collateral pursuant hereto (whether acquired by Lender or a third party), are not contrary to or in conflict with the Partnership Agreement or any other agreement; or to the extent any consent or approval of the Partnership or its partners is required, such consent or approval has been obtained.
     (b) No financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of Lender Representative relating to this Agreement;
Pledge Agreement

     (c) This Agreement has been duly executed and delivered by Pledgor and is the legal and binding obligation of Pledgor enforceable in accordance with its terms;
     (d) Upon execution of this Agreement and an appropriate financing statement by Pledgor and the recording of the financing statement in the appropriate office, Lender Representative, on behalf of the Lenders, will have a valid, first, and prior perfected security interest in the Collateral;
     (e) Neither the execution and delivery of this Agreement, nor the consummation of any of the transactions hereby contemplated, nor compliance with the terms and provisions hereof, will contravene or materially conflict with (i) any material provision of Law, statute, or regulation to which Pledgor or the Partnership is subject, or (ii) any judgment, license, order, or permit applicable to Pledgor or the Partnership. No consent, approval, authorization, or order of any Governmental Authority, partner, or third party is required that has not been received or taken (i) for the grant by Pledgor of the Security Interests, (ii) for the execution, delivery, or performance of this Agreement by Pledgor, (iii) for the perfection of the Security Interests, or (iv) except for such notices as are required by the Code or the Notes, for the exercise by Lender Representative of its rights and remedies hereunder;
     (f) The chief executive office and principal place of business of Pledgor is in 3001 Knox Street, Suite 403, Dallas, Texas 75205; and
     (g) Pledgor has fully performed each and every one of its obligations and duties under the Partnership Agreement on or prior to the date due; Pledgor has not received any notice of any default in the performance of its obligations under the Partnership Agreement or of any situation which could give rise to such an event of default thereunder.
SECTION 5
PLEDGOR’S COVENANTS
     Pledgor hereby covenants and agrees that until the Secured Indebtedness is paid and performed in full:
     (a) Pledgor will not cause, permit, or consent to (i) any amendment or modification to the Partnership Agreement in effect as of the date hereof, or (ii) any transfer or change in the ownership of the partnership interests in the Partnership;
     (b) Pledgor will pay and discharge promptly when due all taxes, assessments, forced contributions, governmental charges, fines, penalties, and any other lawful claims, of every description, payable by Pledgor with respect to (or which, if not paid, could result in an encumbrance upon) any of the Collateral, except as otherwise permitted by the terms of the Notes. In the event that Pledgor should, for any reason, fail to pay and discharge promptly any taxes, assessments, forced contributions, governmental charges, fines, or penalties when due (subject to the provisions of the Notes), then Lender Representative shall be authorized, but shall not be obligated, to pay the same, with full subrogation to all rights of any person by reason of such payment, and the amounts so paid, together with interest thereon as provided herein, shall be secured by the Security Interests;
     (c) Pledgor will not sell, transfer, mortgage, or otherwise encumber any Collateral in any manner without first obtaining the written consent of Lender Representative, which consent may be withheld in Lender Representative’s sole and absolute discretion. Any written consent to any such sale,
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mortgage, transfer, or encumbrance shall not be construed to be a waiver of this provision in respect of any subsequent proposed sale, mortgage, transfer, or encumbrance;
     (d) Pledgor will, at its expense and in such manner and form as Lender Representative may from time to time reasonably require, execute, deliver, file, and record any financing statement, specific assignment, or other instruments, certificates, or papers, and take any other action that may be necessary or desirable, or that Lender Representative may from time to time reasonably request, in order to create, preserve, perfect, or validate any Security Interest, or to enable Lender Representative to exercise and enforce its rights hereunder with respect to any of the Collateral. In the event, for any reason, that the Law of any jurisdiction other than the State of Texas becomes or is applicable to the Collateral, or any part thereof, Pledgor agrees to execute and deliver all such instruments and to do all such other things that may be necessary or appropriate to preserve, protect, and enforce the Security Interests of Lender Representative under the Law of such other jurisdiction, to at least the same extent that the Security Interests would be protected under the Code. To the extent permitted by applicable Law, Pledgor hereby authorizes Lender to execute and file, in the name of Pledgor or otherwise, Uniform Commercial Code financing statements that Lender Representative in its sole discretion may deem necessary or appropriate to further perfect the Security Interests;
     (e) If Pledgor receives, by virtue of being or having been an owner of any of the Collateral, any notes, other instruments, options, cash distributions, or any other distribution, then Pledgor shall receive the same in trust for the benefit of Lender Representative, shall immediately notify Lender Representative of such receipt, and shall immediately take all such actions and execute all such documents as Lender deems necessary or appropriate to continue or create as first and prior perfected Liens, in favor of Lender covering such notes, other instruments, or options;
     (f) Pledgor will notify Lender Representative and each of the Lenders in writing prior to any change of Pledgor’s chief executive office or principal place of business;
     (g) Pledgor shall cause to be obtained any and all waivers and consents necessary to make effective the grant contained in and to perfect the security interest granted to Lender Representative pursuant to Section 2.1 hereof, including, without limitation, all necessary waivers and consents from the other partners, if any, of the Partnership;
     (h) Pledgor shall perform fully all obligations imposed upon it by any agreements or instruments concerning all or any part of the Collateral, including, without limitation, the Partnership Agreement, and shall maintain in full force and effect all such agreements and instruments, and shall not amend or modify, or consent to the amendment or modification of such agreements or instruments, without the prior written consent of Lender; and
     (i) Pledgor shall promptly notify Lender Representative and each of the Lenders of any material adverse change in any material fact or material circumstance warranted or represented by Pledgor in this Agreement or the Notes or in any other writing furnished by Pledgor to Lender Representative in connection with the Collateral or the Secured Indebtedness, and shall promptly notify Lender Representative and each of the Lenders of any claim, action, or proceeding affecting title to the Collateral, or any part thereof, or the Security Interests herein, and, at the request of Lender Representative, shall appear and defend, at Pledgor’s expense, any such action or proceeding.
Pledge Agreement

SECTION 6
GENERAL AUTHORITY AND POWERS AND REMEDIES
     6.1 Events of Default. For purposes hereof, the term “Event of Default” shall mean the occurrence of an Event of Default as defined in the Notes.
     6.2 Voting Rights; Dividends, Etc., Prior to Default.
     (a) Rights Prior to Default. So long as no Even of Default exists and Lender Representative shall not have given written notice to Pledgor or the Partnership of its intention to foreclose upon or otherwise dispose of all or any part of the Collateral, or to exercise its voting rights pertaining to the Pledged Partnership Interests, Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers relating or pertaining to the Pledged Partnership Interests or any part thereof for any purpose not inconsistent with the terms of this Agreement; provided, however, that Pledgor shall not exercise or refrain from exercising any such right or power if such action would have a material adverse effect on the value of the Pledged Partnership Interests or any part thereof.
     (b) Termination of Rights. Upon (i) the occurrence of an Event of Default, and (ii) the giving of written notice by Lender Representative to Pledgor or the Partnership of its intention to (A) foreclose upon or otherwise dispose of all or any part of the Collateral or (B) exercise its voting rights pertaining to the Pledged Partnership Interests, all rights of Pledgor to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to Section 6.2(a) hereof shall cease, at the option of Lender Representative, and all such rights shall thereupon become vested in Lender Representative, who shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights.
     (c) No Right to Receive Distributions. If an Event of Default exists, all payments and distributions made to Pledgor upon or with respect to the Collateral shall be paid or delivered to Lender Representative, and Pledgor agrees to take all such action as Lender Representative may reasonably deem necessary or appropriate to cause all such payments and distributions to be made to Lender Representative. Further, Lender Representative shall have the right, at any time after the occurrence of an Event of Default, to notify and direct the Partnership to thereafter make all payments, dividends, and any other distributions payable in respect thereof directly to Lender Representative. The Partnership shall be fully protected in relying on the written statement of Lender Representative that it then holds a security interest which entitles it to receive such payments and distributions. Any and all money and other property paid over to or received by Lender Representative pursuant to this Section 6.2 shall be retained by Lender Representative as additional collateral hereunder and may be applied (and upon Pledgor’s written request all cash shall promptly be applied) in accordance with Section 6.6 hereof.
     6.3 General Authority. Pledgor hereby irrevocably appoints Lender Representative, and its successors and assigns, the true and lawful attorney-in-fact of Pledgor, with full power of substitution, in the name of Pledgor, for the sole use and benefit of the Lenders, but at Pledgor’s expense, to the extent permitted by law to exercise, at any time and from time to time following the occurrence and during the continuance of an Event of Default, all or any of the following powers with respect to all or any of the Collateral:
     (a) to ask, demand, sue for, collect, receive, and give acquittance and receipts for any and all monies due or to become due upon or by virtue thereof;
Pledge Agreement

     (b) to receive, endorse, and collect any drafts or other instruments, documents, and chattel paper, in connection with clause (a) preceding;
     (c) to settle, compromise, compound, prosecute, or defend any action or proceeding with respect thereto;
     (d) subject to Section 6.4 hereof, to sell, transfer, assign, or otherwise deal in or with the same or the proceeds thereof as fully and effectually as if Lender Representative were the absolute owner thereof; and
     (e) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto.
In addition, Lender Representative, at any time, either before or after an Event of Default, shall, upon reasonable advance notice, have the right, together with such accountants and other agents or representatives as it may from time to time designate, to visit and inspect the Partnership’s properties, assets, books, records, and documents and to discuss the Partnership’s affairs, finances, and accounts with Pledgor’s and the Partnership’s representatives, officers, or directors, during all business hours as Lender Representative may designate, and to make and take away copies of the Partnership’s records at Pledgor’s expense. Pledgor shall furnish to Lender Representative any information reasonably requested by Lender Representative in connection with the Collateral. Pledgor will maintain complete and accurate books and records regarding the Collateral.
     6.4 Remedies Upon Default.
     (a) If any Event of Default shall have occurred and is continuing, then Lender Representative, at its option, without demand, presentment, notice of acceleration, intention to accelerate, or other notice (which are fully waived) may:
     (i) exercise all the rights of a secured party under the Code (whether or not the Code is in effect in the jurisdiction where such rights are exercised, unless prohibited by applicable law).
     (ii) apply the cash, if any, then held by Lender Representative as Collateral as specified in Section 6.6.
     (iii) sell all of the Collateral or any part thereof at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit, or for future delivery, and at such price or prices as Lender Representative may reasonably deem satisfactory. Upon Lender Representative’s demand, Pledgor will take all steps necessary to prepare the Collateral for and otherwise assist in any proposed disposition of the Collateral. Any holder of the Secured Indebtedness may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations or if the subject Collateral is partnership interest or other Collateral that is the subject of the immediately following paragraph, at any private sale) and thereafter hold the same absolutely free from any right or claim of whatsoever kind. Any holder of the Secured Indebtedness shall have the right to offset the amount of its bid against an equal amount of the Secured Indebtedness held by such holder.
Pledge Agreement

Pledgor agrees that, because of the Securities Act of 1933, as amended, or any other laws or regulations, and for other reasons, there may be legal and/or practical restrictions or limitations affecting Lender Representative in any attempts to dispose of certain portions of the Collateral and for the enforcement of their rights. For these reasons, Lender Representative is hereby authorized by Pledgor, but not obligated, upon the occurrence and during the continuation of an Event of Default, to sell all or any part of the Collateral at private sale, subject to investment letter or in any other manner which will not require the Collateral, or any part thereof, to be registered in accordance with the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder, or any other laws, at a reasonable price at such private sale or other distribution in the manner mentioned above. Pledgor understands that Lender Representative may in its discretion approach a limited number of potential purchasers and that a sale under such circumstances may yield a lower price for the Collateral, or any part thereof, than would otherwise be obtainable if such Collateral were either afforded to a larger number of potential purchasers or registered or sold in the open market. Pledgor agrees that such private sale shall be deemed to have been made in a commercially reasonable manner, and that Lender Representative has no obligation to delay the sale of any Collateral to permit the issuer thereof to register it for public sale under any applicable federal or state securities laws.
Lender Representative is authorized in connection with any such sale to (i) restrict the prospective bidders on or purchasers of any of the Collateral to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Collateral, and (ii) impose such other limitations or conditions in connection with any such sale as Lender Representative reasonably deems necessary in order to comply with applicable law. Pledgor covenants and agrees that it will execute and deliver such documents and take such other action as Lender Representative reasonably deems necessary in order that any such sale may be made in compliance with applicable law. Upon any such sale Lender Representative shall have the right to deliver, assign, and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely free from any claim or right of Pledgor of whatsoever kind, including any equity or right of redemption of Pledgor. Pledgor, to the extent permitted by applicable law, hereby specifically waives all rights of redemption, stay, or appraisal which it has or may have under any law now existing or hereafter enacted.
Pledgor agrees that ten (10) days’ written notice from Lender Representative to Pledgor of Lender Representative’s intention to make any such public or private sale or sale at a broker’s board or on a securities exchange shall constitute “reasonable notification” within the meaning of Section 9-504(c) of the Code. Such notice shall (A) in case of a public sale, state the time and place fixed for such sale, (B) in case of sale at a broker’s board or on a securities exchange, state the board or exchange at which such a sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered to sale at such board or exchange, and (C) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Lender Representative may fix in the notice of such sale. At any such sale, the Collateral may be sold in one lot as an entirety or in separate parcels, as Lender Representative may reasonably determine. Lender Representative shall not be obligated to make any such sale pursuant to any such notice. Lender Representative may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned.
Pledge Agreement

In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Lender Representative until the selling price is paid by the purchaser thereof, but Lender Representative shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold, and in case of any such failure, such Collateral may again be sold upon like notice. Lender Representative, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.
     (b) Without limiting the foregoing or imposing upon Lender Representative any obligations or duties not required by applicable law, Pledgor acknowledges and agrees that, in foreclosing upon any of the Collateral or exercising any other rights or remedies provided Lender Representative hereunder or under applicable law, Lender Representative may, but shall not be required to: (i) qualify or restrict prospective purchasers of the Collateral by requiring evidence of sophistication and/or creditworthiness, and requiring the execution and delivery of confidentiality agreements or other documents and agreements as a condition to such prospective purchasers’ receipt of information regarding the Collateral or participation in any public or private foreclosure sale process; (ii) provide to prospective purchasers the Partnership Agreement and business and financial information regarding the Partnership available in the files of Lender Representative at the time of commencing the foreclosure process, without the requirement that Lender Representative obtain, or seek to obtain, any updated business or financial information or Partnership Agreement, or verify or certify to prospective purchasers the accuracy of any such business or financial information or Partnership Agreement; (iii) sell at foreclosure all, or a portion but not all, of the rights, titles, and interests of Pledgor in the Partnership; it being further specifically acknowledged by Pledgor that limitations or potential limitations on the transfer of certain Collateral under the Partnership Agreement or other applicable agreements or law may limit Lender Representative’s right or ability to foreclose upon or sell certain rights, titles, and interests of Pledgor in the Partnership; or (iv) offer for sale, and sell, partnership interests either with, or without, first employing an appraiser, investment banker, or broker with respect to the evaluation of Collateral, the solicitation of purchasers for Collateral, or the manner of sale of Collateral.
     (c) Lender Representative shall have all rights, remedies, and recourse granted in the Loan Agreement and the other Loan Documents or existing at common law or equity (including specifically those granted by the Code), and such rights and remedies (i) shall be cumulative and concurrent, (ii) may be pursued separately, successively, or concurrently against Pledgor and any party obligated to pay or perform the Secured Indebtedness, any of the Collateral, or any other security for any of the Secured Indebtedness, at the sole discretion of Lender Representative, and (iii) may be exercised as often as occasion therefor shall arise, it being agreed by Pledgor that the exercise or failure to exercise any such rights or remedies shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse.
     (d) Notwithstanding a foreclosure upon any of the Collateral or exercise of any other remedy by Lender Representative in connection with an Event of Default, Pledgor shall not be subrogated thereby to any rights of Lender Representative against the Collateral or any other security for any of the Secured Indebtedness. Pledgor shall not be deemed based on any subrogation or other rights it may have to be the owner of any interest in any of the Secured Indebtedness unless and until all of the Secured Indebtedness has been indefeasibly paid to Lender Representative and fully performed and discharged.
     (e) All recitals in any instrument of assignment or any other instrument executed by Lender Representative incident to the sale, transfer, assignment, or other disposition or utilization of the Collateral or any part thereof hereunder shall be presumptive evidence of the matters stated therein and all
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prerequisites of such sale or other action contained in such recitals shall be presumed to have been performed or to have occurred.
     6.5 Waivers by Pledgor. In case of any Event of Default, neither Pledgor nor anyone claiming by, through, or under Pledgor, to the extent Pledgor may lawfully so agree, shall or will set up, claim, or seek to take advantage of any appraisement, valuation, stay, extension, or redemption law now or hereafter in force under any applicable law, in order to prevent or hinder the enforcement of this Agreement, or the absolute sale of the Collateral, or the final and absolute putting into possession thereof, immediately after such sale, of the purchaser thereof; and Pledgor in Pledgor’s own right and for all who may claim under Pledgor, hereby waives, to the fullest extent that Pledgor may lawfully do so, the benefit of any and all right to have the Collateral marshaled upon any enforcement of the Security Interests herein granted, and Pledgor agrees that Lender Representative or any court having jurisdiction to enforce the Security Interests may sell the Collateral in parts or as an entirety.
     6.6 Application of Proceeds. Upon the maturity of any instrument evidencing the Secured Indebtedness or any part thereof, whether such maturity be by such terms of such instruments or through the exercise of any power of acceleration, Lender Representative is authorized and empowered to apply any and all funds realized from the sale of all or any part of the Collateral not previously credited against the Secured Indebtedness as provided in the Loan Agreement.
     6.7 Enforcement of Secured Indebtedness. Nothing in this Agreement shall affect or impair the unconditional and absolute right of Lender Representative to enforce the Secured Indebtedness as and when the same shall become due in accordance with the terms of the Loan Documents whether by acceleration or otherwise.
SECTION 7
MISCELLANEOUS
     7.1 Terms Commercially Reasonable. The terms of this Agreement shall be deemed commercially reasonable within the meaning of the Uniform Commercial Code in effect and applicable hereto.
     7.2 Headings. The headings of sections herein are inserted only for convenience and shall in no way define, describe, or limit the scope or intent of any provision of this Agreement.
     7.3 Amendments. No change, amendment, modification, cancellation, or discharge of any provision of this Agreement shall be valid unless consented to in writing by the party or parties against whom enforcement thereof is sought (subject to the terms of the Loan Agreement).
     7.4 Assignment of Lender Representative’s Rights. Lender Representative shall have the right to assign all or any portion of its rights under this Agreement to any subsequent holder or holders of the Secured Indebtedness.
     7.5 Parties in Interest. As and when used herein, the term “Pledgor” shall mean and include Pledgor herein named and its successors and permitted assigns, and the term “Lender Representative” shall mean and include Lender Representative herein named and its successors and assigns, and all covenants and agreements herein shall be binding upon and inure to the benefit of Pledgor and Lender Representative and their respective assigns, provided that Pledgor shall have no right to assign his rights hereunder to any other Person.
Pledge Agreement

     7.6 Applicable Laws. THIS AGREEMENT AND ALL ISSUES AND CLAIMS ARISING IN CONNECTION WITH OR RELATING TO THE SECURED INDEBTEDNESS, INCLUDING BUT WITHOUT LIMITATION, ALL CONTRACT, TORT, EQUITY, OR OTHER CLAIMS OR COUNTERCLAIMS SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (WITHOUT CONSIDERATION OF ITS CONFLICTS OF LAWS RULES) AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. If any provision of this Agreement is held to be invalid or unenforceable, the validity and enforceability of the other provisions of this Agreement shall remain unaffected.
     7.7 Notices. Any notices or other communications required or permitted to be given by this Agreement or any other documents and instruments referred to herein must be given in accordance with Section 9.4 of the Loan Agreement, to the address of such party as follows:

If to Lender Representative:	9308 Guernsey Lane
Dallas, Texas 75220
Attention: Monk White

If to Lenders:

If to Pledgor:	3001 Knox Street, Suite 403
Dallas, Texas 75025
Attention: Dennis McLaughlin
     6.8 Financing Statement. Lender Representative shall be entitled at any time to file a photographic or other reproduction of this Agreement as a financing statement, but the failure of Lender Representative to do so shall not impair the validity or enforceability of this Agreement.
     6.10 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Agreement it shall not be necessary to produce or account for more than one such counterpart.
     6.11 Disclosure. Lender Representative is granted the right to discuss Pledgor’s or the Partnership’s affairs, finances, and accounts with all parties to such degree as Lender Representative deems necessary or advisable to protect its security interest and/or the repayment of the indebtedness secured hereby. Pledgor covenants to do all things necessary or appropriate to permit Lender Representative to fully exercise its rights under this paragraph.
     6.12 Entirety. This Agreement and the Notes embody the final, entire agreement among Pledgor and Lender Representative with respect to the pledge and assignment of the Collateral and the other matters addressed herein and therein, and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof and thereof, and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto.
Pledge Agreement

     6.13 Waiver of Trial by Jury. To the fullest extent permitted by applicable law, Pledgor hereby irrevocably and expressly waives all right to a trial by jury in any action, proceeding, or counterclaim (whether based upon contract, tort, or otherwise) arising out of or relating to this Agreement or any of the other Loan Documents or the transactions contemplated hereby or thereby, or the actions of Lender Representative in the negotiation, administration, or enforcement hereof or thereof.
     6.14 Waiver of Certain Claims. Pledgor hereby waives any right or claim to consequential or punitive damages arising out of or relating to this Agreement or any of the other Loan Documents or the transactions contemplated hereby or thereby, or the actions of Lender Representative or Lenders in the negotiation, administration, or enforcement hereof or thereof.
     6.15 WAIVER OF NOTICE AND HEARING. PLEDGOR HEREBY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO NOTICE OR HEARING PRIOR TO SEIZURE BY LENDER REPRESENTATIVE OF THE COLLATERAL, WHETHER BY WRIT OF POSSESSION OR OTHERWISE.
     IN WITNESS WHEREOF, Pledgor has executed this Agreement as of the day and year first above written.

PLEDGOR:

EARTH BIOFUELS, INC., a Delaware corporation

By:

Name:

Title:

Pledge Agreement

ACKNOWLEDGMENT OF PLEDGE
The Partnership hereby acknowledges the pledge of the Pledged Partnership Interests and other Collateral pursuant to this Agreement and consents to the terms and conditions set forth in this Agreement. The Partnership has identified Lender Representative’s interest in the Pledged Partnership Interests and other Collateral in the Partnership’s records.

THE PARTNERSHIP:

TRUCKER’S CORNER, L.P., a Texas limited partnership

By:	Gilcrease Management, LLC,
a Texas limited liability company
General Partner

By:

Steve Gilcrease,
Sole Manager

By:	Trucker’s Corner GP, LLC,
a Texas limited liability company
General Partner

By:

Carl Cornelius,
Sole Manager
Pledge Agreement

PROMISSORY NOTE

$250,000	Dallas, Texas	January 18, 2007
     FOR VALUE RECEIVED, the undersigned, EARTH BIOFUELS, INC. (“Borrower”), a Delaware corporation, hereby unconditionally promises to pay to the order of (“Lender”), at its address at, or such other address given to Borrower by Lender, the principal amount of $250,000, or as much thereof as may be outstanding, in lawful money of the United States of America.
     1. Definitions. When used in this Note, the following terms shall have the respective meanings specified herein or in the Section referred to:
     “Business Day” means a day upon which business is transacted by national banks in Dallas, Texas.
     “Collateral Documents” means the Pledge Agreement, the UCC Financing Statement and any other security agreement or collateral agreements executed in connection herewith and securing payment of this Note.
     “Event of Default” has the meaning ascribed to it in Section 6 hereof.
     “Loan Documents” means this Note, the Collateral Documents, the Agreement Appointing Lender Representative and any agreements, documents (and with respect to this Note, and such other agreements and documents, any modifications, amendments, renewals, extensions, or restatements thereof), or certificates at any time executed or delivered pursuant to the terms of this Note.
     “Maximum Rate” has the meaning ascribed to it in Section 8(d) hereof.
     “Obligation” means all indebtedness, liabilities, and obligations, of every kind and character, of Borrower, now or hereafter existing in favor of Lender, including, but not limited to, all indebtedness, liabilities, and obligations arising under this Note and under the Loan Documents.
     2. Payments.
     (a) The unpaid principal balance of this Note is due and payable in full on March 2, 2007.
     (b) As compensation for Lender’s making of the loan, Borrower shall issue 125,000 shares of its common stocks to Lender at the date of this Note.
     All payments of principal of this Note shall be made by Borrower in federal or other immediately available funds, and to the Lender Representative appointed pursuant to the Agreement Appointing Lender Representative dated of even date herewith (“Agreement Appointing Lender Representative”). All terms and conditions of this Note shall be subject to the Agreement Appointing Lender Representative.
     Should the principal of this Note become due and payable on any day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day.

     3. Security. Borrower’s Obligation is secured by the collateral described in the Pledge Agreement dated of even date herewith.
     4. Use of Proceeds. This Note is one of four notes dated of even date herewith executed by Borrower. Borrower shall use the loans from Lender and other lenders to satisfy its capital contribution obligation under that certain Agreement of Limited Partnership of Trucker’s Corner, L.P., dated as of May 18, 2005, as amended by that certain First Amendment to Agreement of Limited Partnership dated as of March 31, 2006. Borrower hereby authorizes Lender to pay the loan proceeds directly to Trucker’s Corner, L.P. on behalf of Borrower.
     5. Representations and Warranties. Borrower represents and warrants to Lender and Lender Representative that as of the date hereof:
     (a) Borrower is duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the power to own its property and to carry on its business in each jurisdiction in which Borrower operates.
     (b) The execution, delivery, and performance of this Note have been duly authorized by all necessary corporate action of Borrower and require no consent of any person which has not been obtained, and this Note constitute valid and binding obligations of Borrower, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, or similar laws of general application relating to the enforcement of the creditor’s rights and except to the extent specific remedies may generally be limited to general principles of equity.
     (c) All documents and information provided by Borrower to Lender or Lender Representative do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
     6. Event of Default. An Event of Default shall exist if any one or more of the following events (individually, an “Event of Default” and collectively, “Events of Default”) shall occur and be continuing: (a) Borrower shall fail to pay when due any principal of this Note; (b) Borrower shall fail to pay when due any fee or payment due hereunder or under any of the Loan Documents; (c) any representation or warranty made by Borrower to Lender and Lender Representative herein or in any of the Loan Documents shall prove to be untrue or inaccurate in any material respect as of the date when made; (d) a default shall occur in the payment of any indebtedness of Borrower, or any such indebtedness shall become due before its stated maturity by acceleration of the maturity thereof or otherwise or shall become due by its terms and shall not be promptly paid or extended; (e) any of the Loan Documents shall cease to be legal, valid, binding agreements enforceable against any party executing the same in accordance with the respective terms thereof or shall in any way be terminated or become or be declared ineffective or inoperative; (f) Borrower shall (i) apply for or consent to the appointment of a receiver, trustee, intervenor, custodian, or liquidator of itself or of all or a substantial part of its assets, (ii) be adjudicated as bankrupt or insolvent or file a voluntary petition for bankruptcy or admit in writing that it is unable to pay its debts as they become due, (iii) make a general assignment for the benefit of creditors, (iv) file a petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy or insolvency laws, or (v) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against it in any bankruptcy, reorganization, or insolvency proceeding, or take corporate action for the purpose of effecting any of the foregoing; (g) Borrower shall liquidate, dissolve or reorganize, or merge or consolidate with any other entity, without

2

Lender’s or Lender Representative’s, as applicable, prior written consent, or (h) an order, judgment, or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition seeking reorganization of Borrower or appointing a receiver, trustee, intervenor or liquidator of any such person, or of all or substantially all of its or their assets, and such order, judgment or decree shall continue unstayed and in effect for a period of sixty (60) days.
     7. Remedies Upon Event of Default. If an Event of Default shall have occurred and be continuing, then Lender (or Lender Representative acting pursuant to the Agreement Appointing Lender Representative) at its option may, subject to the provisions of the Agreement Appointing Lender Representative, (a) declare the entire unpaid balance of principal of the Note to be immediately due and payable without presentment or notice of any kind which Borrower waives pursuant to Section 8(a) herein, (b) reduce any claim to judgment, and/or (c) pursue and enforce any of Lender’s rights and remedies available pursuant to any applicable law or agreement; provided, however, in the case of any Event of Default specified in Sections 6(f) or (g) above, without any notice to Borrower or any other act by Lender Representative, the principal of, and interest accrued on, this Note shall become immediately due and payable without presentment, demand, protest, or other notice of any kind, all of which are hereby waived by Borrower.
     8. Miscellaneous.
     (a) Waiver. Borrower and each surety, endorser, guarantor, and other party ever liable for payment of any sums of money payable upon this Note, jointly and severally waive presentment, demand, protest, notice of protest and non-payment or other notice of default, notice of acceleration, and intention to accelerate, or other notice of any kind, and agree that their liability under this Note shall not be affected by any renewal or extension in the time of payment hereof, or in any indulgences, or by any release or change in any security for the payment of this Note, and hereby consent to any and all renewals, extensions, indulgences, releases, or changes, regardless of the number of such renewals, extensions, indulgences, releases, or changes. No failure to exercise, and no delay in exercising, on the part of Lender or Lender Representative, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Lender and Lender Representative hereunder shall be in addition to all other rights provided by law. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.
     (b) Notices. Any notices or other communications required or permitted to be given hereunder must be given in writing and must be personally delivered or mailed by prepaid certified or registered mail to the party to whom such notice or communication is directed at the address of such party as follows: (i) Borrower: 3001 Knox Street, Suite 403, Dallas, Texas 75205, attention: Dennis McLaughlin; (ii) Lender:                      ; and (iii) Lender Representative:                      . Any such notice or other communication shall be deemed to have been given (whether actually received or not) on the day it is personally delivered as aforesaid or, if mailed, on the third day after it is mailed as aforesaid.
     (c) Governing Law. This Note is being executed and delivered, and is intended to be performed, in the State of Texas, and the substantive laws of Texas shall govern the validity, construction, enforcement, and interpretation of this Note.
     (d) Maximum Interest Rate. Regardless of any provisions contained in this Note or in any of the other Loan Documents, Lender shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest (whether termed interest in this Note or deemed to

3

be interest by judicial determination or operation of law) on this Note, any amount in excess of the maximum rate of interest permitted to be charged by applicable law, and, in the event Lender ever receives, collects or applies as interest any such excess, such amount which would be excessive interest shall be deemed to be a partial prepayment of principal and treated hereunder as such, and, if the principal balance of this Note is paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest lawful rate, Borrower, and Lender shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment (other than payments which are expressly designated as interest payments hereunder) as an expense, fee, or premium, rather than as interest, (ii) exclude voluntary prepayments and the effect thereof, and (iii) spread the total amount of interest throughout the entire contemplated term of this Note so that the interest rate is uniform throughout such term. As used herein, the term “Maximum Rate” shall mean, with respect to the holder hereof, the highest non-usurious rate of interest, if any, permitted by applicable law on such day.
     (e) Voluntary Prepayments. Borrower reserves the right to prepay the outstanding principal balance of this Note, in whole or in part, at any time and from time to time, without premium or penalty. Any such prepayment shall be made together with payment of interest accrued on the amount of principal being prepaid through the date of such prepayment.
     (f) Parties Bound. This Note shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided, however, that Borrower may not, without the prior written consent of Lender, assign any rights, powers, duties or obligations hereunder.
     (g) Expenses. Borrower will promptly pay all reasonable costs, fees and expenses paid or incurred by Lender incident to this Note or incident to the collection of the Loans hereunder (including the reasonable fees and expenses of counsels to Lender and Lender Representative).
[Remainder of Page Intentionally Blank.
Signature Page Follows.]

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THE PROVISIONS OF THIS NOTE MAY BE AMENDED OR REVISED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY BORROWER AND LENDER. THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN BORROWER AND LENDER.

BORROWER:

EARTH BIOFUELS, INC.

By:

Name:
Title:

5

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.
Dated: January 18, 2007
WARRANT
For the Purchase of Shares of Common Stock
of
EARTH BIOFUELS, INC.
Expiring March 2, 2017
     THIS IS TO CERTIFY THAT, for value received, BRYANT-RUSSELL CONSTRUCTION, LLC, a Texas limited liability company (together with any permitted assigns, the “Holder”) is entitled to purchase from EARTH BIOFUELS, INC., a Delaware corporation (the “Company”), at any time or from time to time after 9:00 a.m., Dallas, Texas time, on the date hereof and prior to 5:00 p.m., Dallas, Texas time, on March 2, 2017, at the place where the Company is located, at the Exercise Price, 125,000 shares of common stock of the Company, par value $0.001 per share (the “Shares”).
     This Warrant has been issued pursuant to that certain Promissory Note (the “Note”) dated as of the date hereof by and among the Holder and the Company, and the Holder is entitled to certain benefits as set forth therein. The Company shall keep a copy of the Note and any amendments thereto and the Company shall furnish, without charge, copies thereof to the Holder upon request.
     1.1 Method of Exercise. To exercise this Warrant the Holder shall deliver on any Business Day to the Company, at 3001 Knox Street, Suite 403, Dallas, Texas 75205 (“Place of Business”), (a) this Warrant, (b) a written notice of such Holder’s election to exercise this Warrant, and (c) payment of the Exercise Price with respect to such Shares in full in readily available funds.
     1.2 Delivery of Share Certificates. The Company shall, as promptly as practicable and in any event within one (1) day after receipt of such notice and payment, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of Shares specified in said notice.
     1.3 Legend. Each certificate for Shares issued upon exercise of this Warrant, unless at the time of exercise such Shares are registered under the Securities Act, shall bear the following legend (together with a similar legend for the securities laws of any other applicable state to the extent required in the reasonable judgment of the Company’s counsel):
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.
Warrant

1

     Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public offering pursuant to a registration statement under the Securities Act) shall also bear such legend unless, in the opinion of counsel selected by the holder of such certificate (who may be an employee of such holder) and reasonably acceptable to the Company, the securities represented thereby need no longer be subject to restrictions on resale under the Securities Act.
     1.4 GOVERNING LAW. THIS WARRANT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.
[remainder of page intentionally left blank]
Warrant

2

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed in its corporate name by one of its officers thereunto duly authorized, and its corporate seal to be hereunto affixed, attested by its Secretary or an Assistant Secretary, all as of the day and year first above written.

EARTH BIOFUELS, INC.
By:	/s/ Dennis G. Mclaughlin III
	Name:	Dennis G. Mclaughlin III
	Title:	Chief Executive Officer

ATTESTED BY:
By:	/s/ Marcella Smith
	Name:	Marcella Smith
	Title:	Notary Public

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.
Dated: January 18, 2007
WARRANT
For the Purchase of Shares of Common Stock
of
EARTH BIOFUELS, INC.
Expiring March 2, 2017
     THIS IS TO CERTIFY THAT, for value received, STEVE GILCREASE (together with any permitted assigns, the “Holder”) is entitled to purchase from EARTH BIOFUELS, INC., a Delaware corporation (the “Company”), at any time or from time to time after 9:00 a.m., Dallas, Texas time, on the date hereof and prior to 5:00 p.m., Dallas, Texas time, on March 2, 2017, at the place where the Company is located, at the Exercise Price, 125,000 shares of common stock of the Company, par value $0.001 per share (the “Shares”).
     This Warrant has been issued pursuant to that certain Promissory Note (the “Note”) dated as of the date hereof by and among the Holder and the Company, and the Holder is entitled to certain benefits as set forth therein. The Company shall keep a copy of the Note and any amendments thereto and the Company shall furnish, without charge, copies thereof to the Holder upon request.
     1.1 Method of Exercise. To exercise this Warrant the Holder shall deliver on any Business Day to the Company, at 3001 Knox Street, Suite 403, Dallas, Texas 75205 (“Place of Business”), (a) this Warrant, (b) a written notice of such Holder’s election to exercise this Warrant, and (c) payment of the Exercise Price with respect to such Shares in full in readily available funds.
     1.2 Delivery of Share Certificates. The Company shall, as promptly as practicable and in any event within one (1) day after receipt of such notice and payment, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of Shares specified in said notice.
     1.3 Legend. Each certificate for Shares issued upon exercise of this Warrant, unless at the time of exercise such Shares are registered under the Securities Act, shall bear the following legend (together with a similar legend for the securities laws of any other applicable state to the extent required in the reasonable judgment of the Company’s counsel):
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.
Warrant

1

     Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public offering pursuant to a registration statement under the Securities Act) shall also bear such legend unless, in the opinion of counsel selected by the holder of such certificate (who may be an employee of such holder) and reasonably acceptable to the Company, the securities represented thereby need no longer be subject to restrictions on resale under the Securities Act.
     1.4 GOVERNING LAW. THIS WARRANT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.
[remainder of page intentionally left blank]
Warrant

2

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed in its corporate name by one of its officers thereunto duly authorized, and its corporate seal to be hereunto affixed, attested by its Secretary or an Assistant Secretary, all as of the day and year first above written.

EARTH BIOFUELS, INC.
By:	/s/ Dennis G. Mclaughlin III
	Name:	Dennis G. Mclaughlin III
	Title:	Chief Executive Officer

ATTESTED BY:
By:	/s/ Marcella Smith
	Name:	Marcella Smith
	Title:	Notary Public

Signature Page to Warrant

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.
Dated: January 18, 2007
WARRANT
For the Purchase of Shares of Common Stock
of
EARTH BIOFUELS, INC.
Expiring March 2, 2017
     THIS IS TO CERTIFY THAT, for value received, TWO PONDS, INC., a Texas corporation (together with any permitted assigns, the “Holder”) is entitled to purchase from EARTH BIOFUELS, INC., a Delaware corporation (the “Company”), at any time or from time to time after 9:00 a.m., Dallas, Texas time, on the date hereof and prior to 5:00 p.m., Dallas, Texas time, on March 2, 2017, at the place where the Company is located, at the Exercise Price, 125,000 shares of common stock of the Company, par value $0.001 per share (the “Shares”).
     This Warrant has been issued pursuant to that certain Promissory Note (the “Note”) dated as of the date hereof by and among the Holder and the Company, and the Holder is entitled to certain benefits as set forth therein. The Company shall keep a copy of the Note and any amendments thereto and the Company shall furnish, without charge, copies thereof to the Holder upon request.
     1.1 Method of Exercise. To exercise this Warrant the Holder shall deliver on any Business Day to the Company, at 3001 Knox Street, Suite 403, Dallas, Texas 75205 (“Place of Business”), (a) this Warrant, (b) a written notice of such Holder’s election to exercise this Warrant, and (c) payment of the Exercise Price with respect to such Shares in full in readily available funds.
     1.2 Delivery of Share Certificates. The Company shall, as promptly as practicable and in any event within one (1) day after receipt of such notice and payment, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of Shares specified in said notice.
     1.3 Legend. Each certificate for Shares issued upon exercise of this Warrant, unless at the time of exercise such Shares are registered under the Securities Act, shall bear the following legend (together with a similar legend for the securities laws of any other applicable state to the extent required in the reasonable judgment of the Company’s counsel):
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.
Warrant

1

     Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public offering pursuant to a registration statement under the Securities Act) shall also bear such legend unless, in the opinion of counsel selected by the holder of such certificate (who may be an employee of such holder) and reasonably acceptable to the Company, the securities represented thereby need no longer be subject to restrictions on resale under the Securities Act.
     1.4 GOVERNING LAW. THIS WARRANT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.
[remainder of page intentionally left blank]
Warrant

2

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed in its corporate name by one of its officers thereunto duly authorized, and its corporate seal to be hereunto affixed, attested by its Secretary or an Assistant Secretary, all as of the day and year first above written.

EARTH BIOFUELS, INC.
By:	/s/ Dennis G. Mclaughlin III
	Name:	Dennis G. Mclaughlin III
	Title:	Chief Executive Officer

ATTESTED BY:
By:	/s/ Marcella Smith
	Name:	Marcella Smith
	Title:	Notary Public

Signature Page to Warrant